                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D. C.  20549

                                  FORM 8-K/A

                              AMENDMENT TO REPORT
                                Amendment No. 1

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                      Date of Report - September 11, 1997

                         PETRO STOPPING CENTERS, L.P.


            Delaware                 1-13018                 74-2628339
     ------------------------      ------------         ---------------------
    (State of Incorporation)    (Commission             (IRS Employer Iden-
                                   File Number)           tification Number)



   6080 Surety Drive, El Paso, Texas                          79905
-----------------------------------------               --------------------
(Address of Principal Executive Offices)                  (Zip Code)



                                (915) 779-4711
                              -------------------
                               (Telephone Number)
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The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions on its Current Report dated September 3, 1997, on Form 8-K as set forth in the pages attached hereto.

Item 4. -- Changes in Registrant's Certifying Accountant

       (b) During the last two most recent fiscal years and interim period through August 27, 1997, there were no disagreements with Coopers & Lybrand LLP on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement(s), if not resolved to the satisfaction of Coopers & Lybrand LLP, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report. In addition, during such period, there have been no "reportable events" with Coopers & Lybrand LLP as described in Items 304(a) (i) (v) of Regulation S-K.


Item 7. -- Financial Statements and Exhibits
           ---------------------------------

           (c)  Exhibits

        16. Letter dated September 11, 1997 from Coopers & Lybrand LLP stating whether it agrees with the revised statements set forth in Item 4 of the Form 8-K/A.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PETRO STOPPING CENTERS, L.P.
                                          ----------------------------
                                          Registrant


September 11,  1997                       /s/ Larry J. Zine
----------------------                    ---------------------------
Date                                      Larry J. Zine
                                          Executive Vice President &
                                          Chief Financial Officer

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                         PETRO STOPPING CENTERS, L.P.


                                  FORM 8-K/A



                     Date of Report:   September 11, 1997


                                 EXHIBIT INDEX



     Item 7(c) Exhibits                                           Sequential
                                                                  Page No.
                                                                  --------

             16.    Letter dated September 11, 1997 from             (_)
                    Coopers & Lybrand LLP stating
                    whether it agrees with the revised statements set forth in Item 4 of this Form 8-K/A.

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